UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-23480

Conversus StepStone Private Markets

(Exact name of registrant as specified in charter)

128 S Tryon St., Suite 880

Charlotte, NC 28202

(Address of principal executive offices) (Zip code)

Robert W. Long

Chief Executive Officer

StepStone Conversus LLC

128 S Tryon St., Suite 880

Charlotte, NC 28202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (704) 215-4300

Date of fiscal year end: March 31, 2021

Date of reporting period: March 31, 2021

Item 1.	Reports to Stockholders.

Conversus StepStone Private Markets

Consolidated Financial Statements

March 31, 2021

Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Conversus StepStone Private Markets

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Conversus StepStone Private Markets (the “Fund”), including the consolidated schedule of investments, as of March 31, 2021, and the related consolidated statements of operations, changes in net assets and cash flows and consolidated financial highlights for the period from October 1, 2020 (commencement of operations) to March 31, 2021, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Fund at March 31, 2021, and the consolidated results of its operations, changes in its net assets, its cash flows and financial highlights for the period from October 1, 2020 (commencement of operations) to March 31, 2021, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2021, by correspondence with the custodians, investment funds or portfolio company investees or by other appropriate auditing procedures where replies from investment funds were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the auditor of one or more of the StepStone Group LP investment companies since 2020.

New York, New York

May 27, 2021

Conversus StepStone Private Markets

Consolidated Schedule of Investments

March 31, 2021

Investment Funds(a)(b)(d)(p) — 71.8%

Name	Acquisition Date(o)	Asset Class	Geographic Region(e)	Fair Value
Audax Private Equity Fund IV CF, L.P.	12/24/2020	Private Equity	North America	$5,585,813
Kelso Breathe Investor (DE), L.P.	02/11/2021	Private Equity	North America	5,101,246
TA ATLANTIC AND PACIFIC VII-B (i)	12/31/2020	Private Equity	North America	3,878,711
Harvest Partners VI, L.P. (h)	03/31/2021	Private Equity	North America	3,543,453
Valar Co-Invest 1 LP (c)	12/29/2020	Private Equity	North America	3,145,582
AHP Fund I PV Feeder L.P. (c)	12/28/2020	Private Equity	North America	3,039,453
Pine Brook Capital Partners II, L.P. (c)(i)	12/31/2020	Private Equity	North America	2,696,216
Ampersand CF Limited Partnership	11/12/2020	Private Equity	North America	2,452,404
OCHP V GA COI, L.P.	12/16/2020	Private Equity	North America	2,445,888
THL HT Parallel SPV, L.P.	11/30/2020	Private Equity	North America	2,430,035
Patriot SPV, L.P.	03/18/2021	Private Equity	North America	2,413,085
SPC Partners IV, L.P. (j)	03/31/2021	Private Equity	North America	2,062,446
Tailwind Capital Partners Fund II	12/31/2020	Private Equity	North America	1,995,469
Clearview Capital Fund II, L.P. (j)	03/31/2021	Private Equity	North America	1,891,795
Sterling Investment Partners III, L.P. (c)(i)	01/01/2021	Private Equity	North America	1,607,928
Blackstone Capital Partners VI L.P. (i)	01/01/2021	Private Equity	North America	1,405,972
FFL Parallel Fund IV, L.P. (c)(i)	01/01/2021	Private Equity	North America	1,215,016
AHP Fund II PV Feeder L.P. (c)	12/28/2020	Private Equity	North America	537,087
SPC Partners V, L.P. (i)	12/31/2020	Private Equity	North America	324,948
AEA Investors Fund V LP (i)	12/31/2020	Private Equity	North America	226,251
Oak Hill Capital Partners V, L.P.	01/29/2021	Private Equity	North America	200,796
ABRY Partners VI, L.P. (j)	03/31/2021	Private Equity	North America	184,602
Littlejohn Fund IV - A L.P. (c)(i)	12/31/2020	Private Equity	North America	174,260
Gores Capital Partners III, L.P. (i)	01/01/2021	Private Equity	North America	125,477
ABRY Senior Equity III, L.P. (j)	03/31/2021	Private Equity	North America	84,928
Madison Dearborn Capital Partners VIII-A, L.P.	03/12/2021	Private Equity	North America	41,623
TowerBrook Investors III (Parallel), L.P.	12/31/2020	Private Equity	North America	23,663

Total North America — 56.9%				48,834,147

Sixth Cinven Fund (No. 3) Limited Partnership (c)(j)	10/30/2020	Private Equity	Europe	7,951,953
Fifth Cinven Fund (No. 1) Limited Partnership (c)(j)	10/30/2020	Private Equity	Europe	2,249,293
Astorg V (c)	01/01/2021	Private Equity	Europe	905,758
Equistone Partners Europe Fund IV (c)	12/31/2020	Private Equity	Europe	481,678
Terra Firma Capital Partners II (c)(i)	01/01/2021	Private Equity	Europe	18,287

Total Europe — 13.5%				11,606,969

Carlyle South America Buyout Fund, L.P. and Parellel Vehicles (i)	01/01/2021	Private Equity	Latin America	777,828
Carlyle MENA Partners, L.P. and Parellel Vehicles (i)	01/01/2021	Private Equity	Middle East	415,134

Total Other — 1.4%				1,192,962

Total Investment Funds — 71.8%				$61,634,078

The accompanying notes are an integral part of these consolidated financial statements.

Conversus StepStone Private Markets

Consolidated Schedule of Investments (continued)

March 31, 2021

Co-Investments — 14.7%

Name	Acquisition Date	Asset Class	Geographic Region(e)	Shares	Fair Value
MH Fund II Co-Invest, LP (f)(k)	03/23/2021	Real Assets	North America	(l)	$5,681,106
Decisions, LLC (c)(d)(g)(h)	12/28/2020	Private Equity	North America	1,718,769	5,062,500
BPCP Speedstar Acquisition, LLC (c)(d)(k)	01/20/2021	Private Equity	North America	1,900	1,900,000

Total Co-Investments — 14.7%					$12,643,606

Total Investments — 86.5% (Cost $57,200,486)					$74,277,684

Cash Equivalents — 37.4%

Name		Asset Class	Geographic Region(e)	Shares	Fair Value
First American Government Obligations Fund, Class X 0.04% (m)(n)		Cash Equivalent	North America	32,157,797	$32,157,797

Total Cash Equivalents — 37.4% (Cost $32,157,797)					$32,157,797

Total Investments and Cash Equivalents — 123.9% (Cost $89,358,283)					$106,435,481

Other Assets and Liabilities, Net — (23.9)%					(20,556,172)

Net Assets — 100.0%					$85,879,309

(a)	Investment Funds includes secondary fund investments.
(b)	Investment does not issue shares.
(c)	Level 3 security in accordance with fair value hierarchy.
(d)	Non-income producing.
(e)	Geographic region generally reflects the location of the Investment Manager.
(f)	Represents investment in Strive Communities.
(g)	Represents investment in Decisions.
(h)	Security is held by CPRIM LLC — Series B.
(i)	Security is held by CPRIM Cayman II LLC.
(j)	Security is held by CPRIM Cayman LLC.
(k)	Security is held by CPRIM LLC — Series A.
(l)	As of March 31, 2021, CPRIM owns 2.18% of the shares outstanding.
(m)	The rate reported is the 7-day effective yield at the period end.
(n)	The audited statements of the fund can be found at sec.gov.
(o)

Private assets are generally issued in private placement transactions and as such are generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in the Consolidated Schedule of Investments.

(p)	Investment funds are not redeemable and the final distribution date is not known at this time.

The accompanying notes are an integral part of these consolidated financial statements.

Conversus StepStone Private Markets

Consolidated Statement of Assets and Liabilities

March 31, 2021

Assets:
Investments, at fair value (Cost $57,200,486)	$74,277,684
Cash equivalents, at fair value (Cost $32,157,797)	32,157,797
Cash denominated in foreign currency (Cost $12,282)	11,824
Cash held in escrow	8,054,800
Deferred offering costs	386,051
Due from adviser	285,818
Other assets	2,935

Total Assets	115,176,909

Liabilities:
Revolving credit facility (net of deferred debt issuance costs of $97,865)	19,902,135
Subscriptions received in advance	8,054,800
Deferred tax liability	719,822
Professional fees payable	402,000
Management fees payable	99,726
Trustees’ fees payable	40,219
Commitment fees payable	12,326
Interest expense payable	1,450
Other accrued expenses	65,122

Total Liabilities	29,297,600

Commitments and Contingencies (see Note 7)
Net Assets	$85,879,309

Net Assets Consist of:
Paid-in capital	$69,691,976
Total distributable earnings	16,187,333

Net Assets	$85,879,309

Class I:
Net Assets	$81,121,628
Outstanding Shares	2,410,487

Net Asset Value Per Share	$33.65

Class D:
Net Assets	$4,623,067
Outstanding Shares	137,490

Net Asset Value Per Share	$33.62

Class S:
Net Assets	$67,307
Outstanding Shares	2,000

Net Asset Value Per Share	$33.65

Class T:
Net Assets	$67,307
Outstanding Shares	2,000

Net Asset Value Per Share	$33.65

The accompanying notes are an integral part of these consolidated financial statements.

Conversus StepStone Private Markets

Consolidated Statement of Operations

For the Period Ended March 31, 2021(1)

Investment Income:
Dividend income	$49,575

Total Investment Income	49,575

Expenses:
Deferred tax expense	719,822
Professional fees	505,242
Organization costs	401,867
Management fees	400,917
Amortization of offering costs	360,541
Trustees’ fees	187,616
Administration fees	64,739
Transfer agent fees	49,124
Amortization of deferred debt issuance costs	40,053
Commitment fees	29,167
Interest expense	8,950
Other expenses	72,967

Total Expenses	2,841,005
Less:
Operating expenses in excess of expense cap (see Note 4)	(1,340,449)

Net Expenses	1,500,556

Net Investment Loss	(1,450,981)

Net realized gains on investments and foreign currency translation	610,381
Net change in unrealized appreciation on investments and foreign currency translation	17,027,933

Net Realized Gains and Change in Unrealized Appreciation on Investments and Foreign Currency Translation	17,638,314

Net Increase in Net Assets Resulting from Operations	$16,187,333

(1)	The Fund commenced operations on October 1, 2020.

The accompanying notes are an integral part of these consolidated financial statements.

Conversus StepStone Private Markets

Consolidated Statement of Changes in Net Assets

For the Period Ended March 31, 2021(1)

For the Period Ended March 31, 2021
Net Increase in Net Assets Resulting from Operations:
Net investment loss	$(1,450,981)
Net realized gains on investments and foreign currency translation	610,381
Net change in unrealized appreciation on investments and foreign currency translation	17,027,933

Net Increase in Net Assets Resulting from Operations	16,187,333

Capital Transactions (see Note 8):
Class I:
Proceeds from shares issued	65,524,476
Class D:
Proceeds from shares issued	4,067,500
Class S:
Proceeds from shares issued	50,000
Class T:
Proceeds from shares issued	50,000

Increase in Net Assets Resulting from Capital Transactions	69,691,976

Total Increase in Net Assets	85,879,309

Net Assets:
Beginning of period	—

End of period	$85,879,309

(1)	The Fund commenced operations on October 1, 2020.

Amount designated as “—” is $0.

The accompanying notes are an integral part of these consolidated financial statements.

Conversus StepStone Private Markets

Consolidated Statement of Cash Flows

For the Period Ended March 31, 2021 (1)

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$16,187,333
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash used in Operating Activities:
Purchases of investments	(58,718,573)
Return of capital distributions	1,468,822
Other distributions	610,381
Net realized gains on investments and foreign currency translation	(610,381)
Net change in unrealized appreciation on investments and foreign currency translation	(17,027,933)
Increase in deferred offering costs	(386,051)
Increase in due from adviser	(285,818)
Increase in other assets	(2,935)
Increase in subscriptions received in advance	8,054,800
Increase in deferred tax liability	719,822
Increase in professional fees payable	402,000
Increase in management fees payable	99,726
Increase in trustees’ fees payable	40,219
Increase in commitment fees payable	12,326
Increase in interest expense payable	1,450
Increase in other accrued expenses	65,122

Net Cash used in Operating Activities	(49,369,690)

Cash Flows from Financing Activities:
Proceeds from shares issued	69,691,976
Short term borrowings on revolving credit facility	20,000,000
Additions to debt issuance costs	(97,865)

Net Cash provided by Financing Activities	89,594,111

Net Increase in Cash Equivalents, Cash Denominated in Foreign Currency and Cash Held in Escrow	40,224,421

Cash Equivalents, Cash Denominated in Foreign Currency and Cash Held in Escrow:
Beginning of period balances	—

End of period balances
Cash equivalents	32,157,797
Cash denominated in foreign currency	11,824
Cash held in escrow	8,054,800

End of period balance	$40,224,421

Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest expense and commitment fees	$24,341

Conversion of seed capital	$100,000

(1)	The Fund commenced operations on October 1, 2020.

Amount designated as “—” is $0.

The accompanying notes are an integral part of these consolidated financial statements.

Conversus StepStone Private Markets

Consolidated Financial Highlights

Class I	For the Period Ended March 31, 2021(1)
Net Asset Value Per Share, Beginning of Period	$25.00

Net Increase in Net Assets Resulting from Operations:
Net Investment Loss(2)	(0.89)
Net Realized Gains and Change in Unrealized Appreciation on Investments and Foreign Currency Translation(2)	9.54

Net Increase in Net Assets Resulting from Operations	8.65

Net Asset Value Per Share, End of Period	$33.65

Total Return†	34.60%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$81,122
Ratio of Expenses Net of Waivers to Average Net Assets	6.05	%*
Ratio of Gross Expenses to Average Net Assets	11.57	%*
Ratio of Net Investment Loss to Average Net Assets	(5.85	)%*
Portfolio Turnover Rate	6.0	%**

(1)	The Class commenced operations on October 1, 2020.
(2)	Per share data calculated using average shares outstanding during the period.
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

*	Annualized.
**	Represents lesser of purchases or sales/distributions for the period divided by the average of the monthly fair value of investments during the period. Result is not annualized.

The accompanying notes are an integral part of these consolidated financial statements.

Conversus StepStone Private Markets

Consolidated Financial Highlights (continued)

Class D	For the Period Ended March 31, 2021(1)
Net Asset Value Per Share, Beginning of Period	$25.00

Net Increase in Net Assets Resulting from Operations:
Net Investment Loss(2)	(1.17)
Net Realized Gains and Change in Unrealized Appreciation on Investments and Foreign Currency Translation(2)	9.79

Net Increase in Net Assets Resulting from Operations	8.62

Net Asset Value Per Share, End of Period	$33.62

Total Return†	34.48%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$4,623
Ratio of Expenses Net of Waivers to Average Net Assets	7.72	%*
Ratio of Gross Expenses to Average Net Assets	11.54	%*
Ratio of Net Investment Loss to Average Net Assets	(7.47	)%*
Portfolio Turnover Rate	6.0	%**

(1)	The Class commenced operations on October 1, 2020.
(2)	Per share data calculated using average shares outstanding during the period.
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

*	Annualized.
**	Represents lesser of purchases or sales/distributions for the period divided by the average of the monthly fair value of investments during the period. Result is not annualized.

The accompanying notes are an integral part of these consolidated financial statements.

Conversus StepStone Private Markets

Consolidated Financial Highlights (continued)

Class S	For the Period Ended March 31, 2021(1)
Net Asset Value Per Share, Beginning of Period	$25.00

Net Increase in Net Assets Resulting from Operations:
Net Investment Loss(2)	(0.79)
Net Realized Gains and Change in Unrealized Appreciation on Investments and Foreign Currency Translation(2)	9.44

Net Increase in Net Assets Resulting from Operations	8.65

Net Asset Value Per Share, End of Period	$33.65

Total Return†	34.60%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$67
Ratio of Expenses Net of Waivers to Average Net Assets	5.44	%*
Ratio of Gross Expenses to Average Net Assets	11.67	%*
Ratio of Net Investment Loss to Average Net Assets	(5.27	)%*
Portfolio Turnover Rate	6.0	%**

(1)	The Class commenced operations on October 1, 2020.
(2)	Per share data calculated using average shares outstanding during the period.
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

*	Annualized.
**	Represents lesser of purchases or sales/distributions for the period divided by the average of the monthly fair value of investments during the period. Result is not annualized.

The accompanying notes are an integral part of these consolidated financial statements.

Conversus StepStone Private Markets

Consolidated Financial Highlights (continued)

Class T	For the Period Ended March 31, 2021(1)
Net Asset Value Per Share, Beginning of Period	$25.00

Net Increase in Net Assets Resulting from Operations:
Net Investment Loss(2)	(0.79)
Net Realized Gains and Change in Unrealized Appreciation on Investments and Foreign Currency Translation(2)	9.44

Net Increase in Net Assets Resulting from Operations	8.65

Net Asset Value Per Share, End of Period	$33.65

Total Return†	34.60%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$67
Ratio of Expenses Net of Waivers to Average Net Assets	5.44	%*
Ratio of Gross Expenses to Average Net Assets	11.67	%*
Ratio of Net Investment Loss to Average Net Assets	(5.27	)%*
Portfolio Turnover Rate	6.0	%**

(1)	The Class commenced operations on October 1, 2020.
(2)	Per share data calculated using average shares outstanding during the period.
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

*	Annualized.
**	Represents lesser of purchases or sales/distributions for the period divided by the average of the monthly fair value of investments during the period. Result is not annualized.

The accompanying notes are an integral part of these consolidated financial statements.

Conversus StepStone Private Markets

Notes to Consolidated Financial Statements

March 31, 2021

1. Organization

Conversus StepStone Private Markets (the “Fund” or “CPRIM”) was formed as a Delaware statutory trust under the Delaware Statutory Trust Act on September 6, 2019 (“Inception”) and is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as a non-diversified, closed-end management investment company. The Fund is offered to accredited investors as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933. The Fund commenced operations on October 1, 2020 (“Commencement of Operations”).

The Fund offers Class I shares, Class D shares, Class S shares and Class T shares (together, the “Shares”) to accredited investors (“Shareholders”). For the period from Inception to the Commencement of Operations, the Fund had no operations other than matters relating to its organization and to the private placement of 4,000 Class I shares to StepStone Group L.P. (“StepStone”), under the 1940 Act, at a net asset value (“NAV”) of $25.00 per share. Upon Commencement of Operations, the Fund privately placed Shares under the 1940 Act, at an NAV of $25.00 per share.

The Fund currently offers Shares under the Securities Act of 1933, as amended. The Shares are continuously offered with subscriptions taken on a monthly basis at the then-current-month NAV per share, adjusted for sales load, if applicable. The Fund may, from time to time, offer to repurchase Shares pursuant to written tenders by Shareholders. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Fund’s Board of Trustees (the “Board”).

The Fund’s Board provides broad oversight over the Fund’s investment program and its management and operations; and has the right to delegate management responsibilities. StepStone Conversus LLC (“Conversus”) serves as the Fund’s investment adviser (“Adviser”). The Adviser oversees the management of the Fund’s day-to-day activities including structuring, governance, distribution, reporting and oversight. StepStone Group LP (“StepStone”) serves as the Fund’s investment sub-adviser (“Sub-Adviser”) and is responsible for the day-to-day management of the Fund’s assets. Conversus is a wholly owned business of StepStone.

The Fund’s investment objective is to achieve long-term capital appreciation and provide current income by investing in private market assets (“Private Assets”). To achieve its investment objective, the Fund will allocate its assets across private equity, private debt and real assets by making primary and secondary investments in private equity funds (“Investment Funds”) as well as investing in direct co-investments (“Co-Investments”).

2. Summary of Significant Accounting Policies

The accompanying consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are presented in U.S. dollars which is the functional currency of the Fund. CPRIM is an investment company and therefore applies the accounting and reporting guidance issued by the U.S. Financial Accounting Standards Board (“FASB”) in Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The following are significant accounting policies which are consistently followed in the preparation of the consolidated financial statements.

Basis of Consolidation

The consolidated financial statements include the accounts of subsidiaries wholly-owned by the Fund: CPRIM LLC, a Delaware limited liability company, as well as CPRIM Cayman LLC and CPRIM Cayman II LLC (together, “CPRIM Cayman”) which are limited liability companies registered in the Cayman Islands. All intercompany accounts and transactions have been eliminated in consolidation.

Conversus StepStone Private Markets

Notes to Consolidated Financial Statements (continued)

March 31, 2021

2. Summary of Significant Accounting Policies (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities in the consolidated financial statements. Actual results could differ from those estimates.

Net Asset Value Determination

The NAV of the Fund is determined as of the close of business on the last business day of each calendar month, each date the Shares are offered or repurchased, as of the date of any distribution and at such other times as the Board determines (each, a “Determination Date”). In determining NAV, the Fund’s investments are valued as of the relevant Determination Date. The NAV of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date.

Valuation of Investments

The Fund’s investments are valued as of the Determination Date at fair value consistent with the principles of ASC Topic 820, Fair Value Measurements. The Board of the Fund has adopted valuation policies and procedures (“Valuation Procedures”) and has appointed a pricing committee (“Pricing Committee”) to manage the valuation process for the Fund. The Pricing Committee utilizes the resources and personnel of the Adviser, the Sub-Adviser and the Fund’s administrator in carrying out its responsibilities. The Board receives valuation reports from the Pricing Committee on at least a quarterly basis to determine whether the valuation process is operating in compliance with the Valuation Procedures and the Valuation Procedures are being consistently applied.

Investments held by the Fund in Private Assets include primary and secondary investments in Investment Funds and direct investments in operating companies (“Co-Investments”). These types of investments normally do not have readily available market prices and therefore will be fair valued according to the Valuation Procedures. The Valuation Procedures require evaluation of all relevant factors reasonably available to the Pricing Committee at the time the Fund’s investments are valued.

The fair value of the Fund’s investments in Investment Funds, determined by the Pricing Committee in accordance with the Valuation Procedures, are estimates. These estimates are net of management fees and performance incentive fees or allocations payable pursuant to the respective organizational documents of the Investment Funds. Ordinarily, the fair value of a Investment Fund is based on the net asset value of the Investment Fund reported by its investment manager. If the Pricing Committee determines that the most recent net asset value reported by the investment manager of the Investment Fund does not represent fair value or if the investment manager of the Investment Fund fails to report a net asset value to the Fund, a fair value determination is made by the Pricing Committee in accordance with the Valuation Procedures. In making that determination, the Pricing Committee will consider whether it is appropriate, in light of all relevant circumstances, to value such Investment Fund at the net asset value last reported by its investment manager, or whether to adjust such value to reflect a premium or discount to such net asset value (adjusted net asset value).

Conversus StepStone Private Markets

Notes to Consolidated Financial Statements (continued)

March 31, 2021

2. Summary of Significant Accounting Policies (continued)

In assessing the fair value of the Fund’s non-traded direct Co-Investments in accordance with the Valuation Procedures, the Pricing Committee uses a variety of methods such as earnings and multiple analysis, discounted cash flow and market data from third party pricing services, and makes assumptions that are based on market conditions existing at the Determination Date. Other techniques, such as option pricing models and estimated discounted value of future cash flows, may be used to determine fair value. Because of the inherent uncertainty of estimates, fair value determinations based on estimates may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.

In certain circumstances, the Pricing Committee may determine that cost best approximates the fair value of a particular Private Asset.

The Sub-Adviser and one or more of its affiliates acts as investment adviser to clients other than the Fund. However, the value attributed to a Private Asset held by the Fund and the value attributed to the same Private Asset held by another client of the Sub-Adviser or one of its affiliates might differ as a result of differences in accounting, regulatory and other factors applicable to the Fund when compared to such other client.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates on the Determination Date. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the date of the relevant transaction. The Fund does not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from fluctuations in the fair value of investments. Such fluctuations are included within the net realized gains on investments and foreign currency translation and the change in unrealized appreciation on investments and foreign currency translation in the Consolidated Statement of Operations. As of March 31, 2021, the Fund held investments in five Investment Funds denominated in Euros.

Investment Income

Distributions from Investment Funds and Co-Investments occur at irregular intervals and the exact timing of the distributions cannot be determined. The classification of distributions received, including return of capital, realized gains and dividend income, is based on information received from the investment manager of the Investment Fund or Co-Investment. The change in unrealized appreciation on investments within the Consolidated Statement of Operations includes the Fund’s share of unrealized gains and losses, realized undistributed gains and losses, and the undistributed net investment income or loss on investments for the relevant period.

Fund Expenses

The Fund bears all expenses incurred in the course of its operations, including, but not limited to, the following: all fees and expenses of Private Assets in which the Fund invests (“acquired fund fees”), management fees, fees and expenses associated with the credit facility, legal fees, administrator fees, audit and tax preparation fees, custodial fees, transfer agency fees, registration expenses, expenses of the Board and other administrative expenses. Certain of these operating expenses are subject to an expense limitation agreement (the “Expense Limitation and Reimbursement Agreement” as further discussed in Note 4). Expenses are recorded on an accrual basis. Closing costs associated with the purchase of Investment Funds and Co-Investments are included in the cost of the investment.

Conversus StepStone Private Markets

Notes to Consolidated Financial Statements (continued)

March 31, 2021

2. Summary of Significant Accounting Policies (continued)

Federal Income Taxes

For U.S. federal income tax purposes, the Fund has elected to be treated and intends to qualify annually as, a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year and by meeting certain diversification and income requirements with respect to its investments. If the Fund were to fail to meet the requirements to qualify as a RIC, and if the Fund were ineligible to or otherwise were not to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to shareholders, and all distributions of earnings and profits would be taxable to shareholders as ordinary income.

The Fund’s tax year is the 12-month period ending September 30. In accounting for income taxes, the Fund follows the guidance in ASC Topic 740, “Accounting for Uncertainty in Income Taxes” (“ASC 740”). ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. Management has concluded there were no uncertain tax positions as of March 31, 2021 for federal income tax purposes or in the Fund’s state and local tax jurisdictions. The Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. For the period ended March 31, 2021, the Fund did not incur any interest or penalties. The Fund did not have any unrecognized tax benefits as of March 31, 2021.

The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by federal, state, local and foreign jurisdictions, where applicable. Given the recent Commencement of Operations, the Fund’s tax year ending September 30, 2021 is the only tax year subject to examination by the major tax jurisdictions under the statute of limitations (generally, the three prior taxable years) as of March 31, 2021.

As part of the financial statement preparation process, the Delaware subsidiary, CPRIM LLC (Series A and Series B) is required to account for its estimate of income taxes for federal and state purposes through the establishment of a deferred tax asset or liability. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and income tax purposes. To the extent CPRIM LLC has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. CPRIM LLC recorded a deferred tax liability of $0.7 million as of March 31, 2021, resulting from unrealized appreciation on investments. The CPRIM Cayman subsidiaries are not subject to U.S. federal and state income taxes. The CPRIM Cayman subsidiaries will continue to be treated as entities disregarded as separate from their sole owner, the Fund, for U.S. federal income tax purposes.

Organizational and Offering Costs

During the period from Inception through the Commencement of Operations, the Fund incurred organizational costs of $0.4 million. The organizational costs were paid by the Adviser and will be reimbursed by the Fund, subject to recoupment in accordance with the Expense Limitation and Reimbursement Agreement (see Note 4). Organizational costs consist primarily of costs to establish the Fund and enable it to legally conduct business. The Fund expensed organizational costs as incurred.

During the period from Inception through the Commencement of Operations, the Fund incurred offering costs of $0.7 million. These costs were treated as deferred charges and, upon Commencement of Operations, are being amortized into expense over a 12-month period using the straight-line method. During the period from Commencement of Operations to March 31, 2021, the Fund amortized offering costs of $0.4 million which is included in the Consolidated Statement of

Conversus StepStone Private Markets

Notes to Consolidated Financial Statements (continued)

March 31, 2021

2. Summary of Significant Accounting Policies (continued)

Operations. Offering costs incurred prior to the Commencement of Operations were paid by the Adviser and will be reimbursed by the Fund, subject to recoupment in accordance with the Expense Limitation and Reimbursement Agreement. Offering costs consist primarily of legal fees, filing fees and printing costs in connection with the preparation of the registration statement and related filings. The Fund will continue to incur offering costs subsequent to the Commencement of Operations due to its continuously offered status. These costs will be treated as deferred charges and amortized over the subsequent 12-month period using the straight-line method.

Cash Equivalents and Cash Denominated in Foreign Currency

Cash equivalents and cash denominated in foreign currency include monies on deposit with U.S. Bank National Association (“US Bank”), the Fund’s custodian, and money market funds. The money market funds invest primarily in government securities and other short-term, highly liquid instruments with low risk of loss. Deposits, at times, may exceed the insurance limit guaranteed by the Federal Deposit Insurance Corporation. The Fund has not experienced any losses on deposits and does not believe it is exposed to significant credit risk on such deposits. There are no restrictions on the cash equivalents and cash denominated in foreign currency held by US Bank on the Fund’s behalf.

Cash Held in Escrow

Cash held in escrow represents restricted monies received in advance of the effective date of a Shareholder’s subscription. The monies are on deposit with the Fund’s transfer agent and are released from escrow upon the determination of NAV as of the effective date of the subscription. The liability for subscriptions received in advance is included in the Consolidated Statement of Assets and Liabilities.

3. Fair Value Measurements

In accordance with U.S. GAAP, ASC Topic 820, Fair Value Measurements, the fair value of the Fund’s investments is disclosed in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. A three-tier hierarchy is used to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

•

Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date. The types of investments included in Level 1 include marketable securities that are primarily traded on a securities exchange or over the counter;

•

Level 2 – Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly, including inputs in markets that are not considered to be active. The types of investments included in Level 2 can include corporate notes, convertible notes, warrants and restricted equity securities; and

•

Level 3 – Inputs that are unobservable. The inputs into determination of fair value require significant management judgement and/or estimation. The types of investments generally included in Level 3 are equity and debt investments that are privately owned. The Fund’s investments in Investment Funds and Co-Investments are generally classified as Level 3. Investment Funds included within Level 3 are valued at adjusted net asset value as discussed in Note 2.

Conversus StepStone Private Markets

Notes to Consolidated Financial Statements (continued)

March 31, 2021

3. Fair Value Measurements (continued)

The following table summarizes the Fund’s investments classified in the fair value hierarchy as of March 31, 2021:

	Level 1	Level 2	Level 3	Investments Valued at NAV	Total
Investment Funds	$—	$—	$24,022,511	$37,611,567	$61,634,078
Co-Investments	—	—	6,962,500	5,681,106	12,643,606
Cash Equivalents	32,157,797	—	—	—	32,157,797

Total Investments	$32,157,797	$—	$30,985,011	$43,292,673	$106,435,481

The following table shows a reconciliation of the investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance October 1, 2020	Net Transfers In (Out) of Level 3	Purchases	Sales and Distributions	Realized Gain (Loss)	Net Change in Unrealized Appreciation	Balance as of March 31, 2021
Investment Funds	$—	$—	$18,375,585	$(535,001)	$50,720	$6,131,207	$24,022,511
Co-Investments	—	—	4,600,000	—	—	2,362,500	6,962,500

Total Investments	$—	$—	$22,975,585	$(535,001)	$50,720	$8,493,707	$30,985,011

The following table summarizes quantitative information related to significant unobservable inputs (Level 3) used in determining fair value for investments held as of March 31, 2021:

Type of Security	Fair Value as of March 31, 2021	Valuation Technique	Unobservable Input	Single Input or Range of Inputs
Investment Funds	$24,022,511	Adjusted reported net asset value	Reported net asset value/fair value adjustments	n/a – n/a (n/a)
Co-Investment	$5,062,500	Market comparable companies	Public company Revenue multiple	10.4x
Co-Investment	$1,900,000	Recent transaction	Recent transaction price	n/a – n/a (n/a)

4. Investment Adviser

For its services to the Fund, the Adviser is entitled to a management fee (“Management Fee”), which is paid monthly in arrears, at an annual rate of 1.40%, based on the Fund’s month-end net assets. The Adviser pays the Sub-Adviser 50% of the Management Fee monthly in arrears. For the period ended March 31, 2021, the Adviser earned $0.4 million in Management Fees of which $0.1 million was payable as of March 31, 2021.

The Fund has entered into an Expense Limitation and Reimbursement Agreement with the Adviser for a one-year term beginning with the Commencement of Operations and ending on the one-year anniversary thereof (“Limitation Period”). The Adviser may extend the Limitation Period for a period of one year on an annual basis. The Expense Limitation and Reimbursement Agreement limits the amount of the Fund’s aggregate monthly ordinary operating expenses, excluding certain specified expenses (“Specified Expenses”), borne by the Fund in respect of each class of shares during the Limitation Period to an amount not to exceed 1.0%, on an annualized basis, of the Fund’s month-end net assets (“Expense Cap”).

Conversus StepStone Private Markets

Notes to Consolidated Financial Statements (continued)

March 31, 2021

4. Investment Adviser (continued)

Specified Expenses that are not covered by the Expense Limitation and Reimbursement Agreement include: (i) the management fee; (ii) all fees and expenses of private market assets in which the Fund invests (acquired fund fees); (iii) transactional costs, including legal costs and brokerage commissions associated with the acquisition and disposition of private market assets and other investments; (iv) interest payments incurred on borrowing by the Fund; (v) fees and expenses incurred in connection with the credit facility; (vi) distribution and shareholder servicing fees; (vii) taxes; and (viii) extraordinary expenses resulting from events and transactions that are distinguished by their unusual nature and by the infrequency of their occurrence.

To the extent the Fund’s aggregate annual ordinary operating expenses, exclusive of the Specified Expenses, exceed the Expense Cap, the Adviser will waive its management fee and/or reimburse the Fund for expenses to the extent necessary to eliminate such excess. The Adviser may also directly pay expenses on behalf of the Fund and waive reimbursement under the Expense Limitation and Reimbursement Agreement. To the extent that the Adviser waives its management fee, reimburses expenses to the Fund or pays expenses directly on behalf of the Fund, it is permitted to recoup any such amounts for a period not to exceed three years from the month in which such fees and expenses are waived, reimbursed or paid, even if such recoupment occurs after the termination of the Limitation Period. However, the Adviser may only recoup the waived fees, reimbursed expenses or directly paid expenses if the ordinary operating expenses have fallen to a level below the Expense Cap and the recouped amount does not raise the level of ordinary operating expenses in the month of recoupment to a level that exceeds the Expense Cap.

For the period from Commencement of Operations through March 31, 2021, expenses in excess of the Expense Cap subject to recoupment under the Expense Limitation and Reimbursement Agreement were $1.3 million. The Adviser paid expenses on behalf of the Fund totaling $1.0 million through March 31, 2021. The Consolidated Statement of Assets and Liabilities includes a Due from Adviser of $0.3 million as of March 31, 2021 for the net of expenses paid by the Adviser and expenses in excess of the Expense Cap.

5. Administrator, Custodian and Transfer Agent

SEI Investments Global Funds Services (“SEI”) serves as the Fund’s administrator. In this role, SEI provides administrative and accounting services to the Fund and charges the Fund fees that are based on the Fund’s assets under management, subject to a minimum annual fee. For the period ended March 31, 2021, the administrator earned $0.06 million in administration fees of which $0.01 million was payable as of March 31, 2021.

US Bank serves as the Fund’s custodian and charges the Fund fees based on average assets under management and also charges various transaction related fees. For the period ended March 31, 2021, the custodian earned $0.01 million in custody fees of which $0.01 million was payable as of March 31, 2021.

Atlantic Shareholder Services, LLC (“Atlantic”) serves as the Fund’s transfer agent (“Transfer Agent”). The Transfer Agent, among other things, receives and processes purchase orders, effects issuance of shares, prepares and transmits payments for distributions, receives and processes tender offers and maintains records of account. Atlantic charges the Fund an asset-based fee and various transaction or account level fees. For the period ended March 31, 2021, the Transfer Agent earned $0.05 million in transfer agent fees of which $0.02 million was payable as of March 31, 2021.

Conversus StepStone Private Markets

Notes to Consolidated Financial Statements (continued)

March 31, 2021

6. Revolving Credit Facility

Effective August 31, 2020, the Fund entered into a revolving credit agreement, as amended from time to time (“Credit Facility”), with Cadence Bank, N.A allowing the Fund to borrow up to $20.0 million. The purpose of the Credit Facility is to provide short-term working capital, primarily to bridge the timing between the Fund’s acquisition of Private Assets in advance of the receipt of monthly subscriptions. The Credit Facility’s term ends on August 30, 2022. The Credit Facility had an interest rate of London Interbank Offered Rate (“LIBOR”) plus 2.75% per annum prior to October 5, 2020 and LIBOR plus 2.25% per annum thereafter, provided that in no event shall the interest rate be less than 3.0%. The average interest rate on short-term borrowings during the period was 3.0%. The Credit Facility has an unused fee of 0.25% per annum on the average daily unused balance. In conjunction with the Credit Facility, the Fund incurred a closing fee of 0.50% which is being amortized in the Consolidated Statement of Operations over the two-year term of the Credit Facility. The average daily short-term borrowings outstanding during the period ended March 31, 2021 was $0.5 million. The balance outstanding on the Credit Facility as of March 31, 2021 was $20.0 million.

7. Commitments and Contingencies

In the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. Additionally, under the Fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, its knowledge of the third-party service provider contracts and its day to day activities on behalf of the Fund, the Adviser is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

8. Capital Share Transactions

The Fund offers Class I, Class D, Class S and Class T Shares. The minimum initial investment for Class T, Class S and Class D Shares from each investor is $0.05 million and the minimum initial investment from each investor for Class I Shares is $1.0 million. Investors purchasing Class D and Class S Shares may be charged an upfront sales load up to a maximum of 3.5%, and investors purchasing Class T Shares may be charged an upfront sales load up to a maximum of 1.5%. Investors purchasing Class I Shares are not charged an upfront sales load. The Fund accepts initial and additional purchases of Shares as of the first business day of each calendar month at the Fund’s then-current NAV per share (determined as of the close of business on the last business day of the immediately preceding month).

The following table summarizes the Capital Share transactions through March 31, 2021:

	For the Period Ended March 31, 2021
	Shares	Dollar Amounts
Class I	2,410,487	$65,524,476
Class D	137,490	4,067,500
Class S	2,000	50,000
Class T	2,000	50,000

Increase in Shares and Net Assets	2,551,977	$69,691,976

Conversus StepStone Private Markets

Notes to Consolidated Financial Statements (continued)

March 31, 2021

8. Capital Share Transactions (continued)

Beginning no later than the first calendar quarter of 2022, it is expected that the Adviser will recommend to the Board, subject to the Board’s discretion, that the Fund commence a quarterly share repurchase program where the total amount of aggregate repurchases of Shares will be up to 5% of the Fund’s outstanding Shares per quarter. Any repurchase of Shares which have been held for less than one year by a Shareholder, as measured through the date of redemption, will be subject to an early repurchase fee equal to 2% of the NAV of the Shares repurchased by the Fund. The Adviser may not recommend, or the Board may not authorize, a repurchase offer for any quarter in which the Adviser believes that it would be detrimental to the Fund for liquidity or other reasons. There can be no assurance that the Board will accept the Adviser’s recommendation.

9. Investment Transactions and Commitments

Purchases of Investment Funds and Co-Investments for the period ended March 31, 2021 amounted to $48.1 million and $10.6 million, respectively. Total proceeds received from return of capital was $1.5 million for the period ended March 31, 2021.

As of March 31, 2021, the Fund had total unfunded commitments of $16.1 million to Investment Funds. All commitments to Co-Investments had been fully funded as of March 31, 2021. The Fund expects to fulfill unfunded commitments through the use of current liquidity, future distributions from Investment Funds and Co-Investments, borrowings under the Credit Facility and future Shareholder subscriptions.

10. Risk Factors

An investment in the Fund involves material risks, including performance risk, liquidity risk, business and financial risk, risks associated with the use of leverage, valuation risk, tax risk and other risks that should be carefully considered prior to investing and investing should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment.

11. COVID-19

COVID-19 has continued to significantly impact social and economic activity in the U.S. and global markets. The impact of COVID-19, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. COVID-19 may result in substantial market volatility and may adversely impact the values and liquidity of the Fund’s investments, and consequently, the Fund’s performance.

12. Activities Prior to Commencement of Operations

The Fund prepared its seed financial statements for the period from Inception to June 30, 2020. During the period from July 1, 2020 through the Commencement of Operations, the Fund engaged in various activities in preparation for the offering of Shares and incurred further costs in relation to the offering, including various legal expenses and printing costs as disclosed in Note 2.

Conversus StepStone Private Markets

Notes to Consolidated Financial Statements (continued)

March 31, 2021

13. Subsequent Events

Effective April 1, 2021, there were additional subscriptions into the Fund in the amount of $11.3 million, including $3.4 million subscribed by Conversus StepStone Private Markets Feeder Ltd. Effective May 3, 2021, there were additional subscriptions into the Fund in the amount of $9.9 million, including $3.2 million subscribed by Conversus StepStone Private Markets Feeder Ltd.

The Fund has evaluated subsequent events through the date the financial statements were issued and has determined there have not been any additional events that have occurred that would require adjustments or disclosures in the financial statements or the accompanying notes.

Conversus StepStone Private Markets

Disclosure of Fund Expenses

March 31, 2021 (unaudited)

As a shareholder of the Fund, your investment is affected by ongoing costs, which include (among others) costs for fund management, organization and offering costs, trustee expenses, administration fees, professional fees and acquired fund fees. It is important for you to understand the impact of these costs on your investment returns.

The following examples use the annualized expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2020 to March 31, 2021) (unless otherwise noted below). The table below illustrates each Fund’s cost in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after the Expense Cap that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your share class under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 10/1/20	Ending Account Value 3/31/21	Annualized Expense Ratios	Expenses Paid During Period *
Actual Fund Return
Class I	$1,000.00	$1,346.00	6.05%	$35.39
Class D	1,000.00	1,344.80	7.72	45.13
Class S	1,000.00	1,346.00	5.44	31.82
Class T	1,000.00	1,346.00	5.44	31.82
Hypothetical 5% Return
Class I	$1,000.00	$994.76	6.05%	$30.09
Class D	1,000.00	986.44	7.72	38.23
Class S	1,000.00	997.81	5.44	27.10
Class T	1,000.00	997.81	5.44	27.10

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

Conversus StepStone Private Markets

Trustees and Officers

March 31, 2021 (unaudited)

The Fund seeks as Trustees individuals of distinction and experience in business and finance, government service or academia. In determining that a particular Trustee was and continues to be qualified to serve as Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Trustee, including those enumerated in the table below, the Board has determined that each of the Trustees is qualified to serve as a Trustee of the Fund. In addition, the Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes and skills that allow the Board to operate effectively in governing the Fund and protecting the interests of Shareholders. Information about the Fund’s committees is provided below under “Independent Trustees and the Committees.”

The Trustees of the Fund, their birth years, addresses, positions held, lengths of time served, their principal business occupations during the past five years, the number of portfolios in the “Fund Complex” (defined below) currently overseen by each Independent Trustee and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Advisers and any registered funds that have an adviser that is an affiliate of the Advisers.

Name Address, and Birth Year	Position(s) Held with Registrant	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen in Fund Complex	Other Directorships Held by Trustee[2]
INDEPENDENT TRUSTEES
Harold Mills c/o StepStone Conversus LLC 128 S Tryon St., Suite 880 Charlotte, NC 28202 Birth Year: 1970	Trustee	Indefinite Length — Since Inception	CEO, VMD Ventures (since 2016); CEO, ZeroChaos (2000 – 2017)	1	None

Tracy Schmidt c/o StepStone Conversus LLC 128 S Tryon St., Suite 880 Charlotte, NC 28202 Birth Year: 1957	Trustee	Indefinite Length — Since Inception	Founder, Morning Star Advisory, LLC (consulting and advisory services) (since 2018), Enterprise Chief Financial Officer, Group President of Alternative Investments and Chief Operating Officer, CNL Financial Group (2004 – 2018)	1	None

Ron Sturzenegger c/o StepStone Conversus LLC 128 S Tryon St., Suite 880 Charlotte, NC 28202 Birth Year: 1960	Trustee	Indefinite Length — Since Inception	Enterprise Business & Community Engagement Executive, Bank of America (2014 – 2018); Legacy Asset Servicing (LAS) Executive, Bank of America (2011—2015)	1	Director of KBS Real Estate Investment Trust II, Inc. (since 2019), and KBS Real Estate Investment Trust III, Inc. (since 2019)

The Trustee who is affiliated with the Advisers or affiliates of the Advisers (as set forth below) and his age, address, positions held, length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee, are shown below.

Name Address, and Birth Year	Position(s) Held with Registrant	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen in Fund Complex	Other Directorships Held by Trustee[2]
TRUSTEES
Tom Sittema c/o StepStone Conversus LLC 128 S Tryon St., Suite 880 Charlotte, NC 28202 Birth Year: 1958	Chairperson of the Board of Trustees	Indefinite Length — Since Inception	Executive Chairman, StepStone Conversus (Since 2020); Managing Director, RiverBridge Capital (Since 2018); CEO, CNL Financial Group (2009-2017)	1	Director of CNL Healthcare Properties (2012-2017); Director of CNL Healthcare Properties II (2015-2017); Director of Corporate Capital Trust (2010-2017); Director of Corporate Capital Trust II (2014-2017); Director of CNL Lifestyles Property Trust (2012-2017); Director of CNL Growth Properties, Inc. (2016-2017)

Bob Long c/o StepStone Conversus LLC 128 S Tryon St., Suite 880 Charlotte, NC 28202 Birth Year: 1962	Trustee	Indefinite Length — Since Inception	CEO, StepStone Conversus (Since 2019); Vice Chairman/ President, Star Mountain Capital (2016-2018); CEO, OHA Investment Corporation (2014-2016)	1	None

1	Each Trustee serves an indefinite term, until his or her successor is elected.
2	This includes any directorships at public companies and registered investment companies held by the Trustee over the past five years.

Conversus StepStone Private Markets

Trustees and Officers

March 31, 2021 (unaudited) (continued)

The executive officers of the Fund, their birth years, addresses, positions held, lengths of time served and their principal business occupations during the past five years are shown below.

Name Address, and Birth Year	Position(s) Held with Registrant	Length of Time Served [1]	Principal Occupation(s) During Past 5 Years
EXECUTIVE OFFICERS
Bob Long c/o StepStone Conversus LLC 128 S Tryon St., Suite 880 Charlotte, NC 28202 Birth Year: 1962	President and Principal Executive Officer	Indefinite Length — Since Inception	See above

Tim Smith c/o StepStone Conversus LLC 128 S Tryon St., Suite 880 Charlotte, NC 28202 Birth Year: 1968	Treasurer and Principal Financial Officer	Indefinite Length — Since Inception	CFO and COO, StepStone Conversus (Since 2019); President, Carolon Capital (Since 2013)

Roger Pries c/o Foreside Fund Officer Services, LLC Three Canal Plaza Portland, ME 04101 Birth Year: 1965	Chief Compliance Officer	Indefinite Length — Since Inception	Fund Chief Compliance Officer, Foreside Financial Services, LLC (Since 2019); Compliance Officer, Citi Fund Services (2016-2019); Operational Risk Manager, Citi Fund Services (2007-2016)

1	Each Officer serves an indefinite term, until his or her successor is elected.

Conversus StepStone Private Markets

Approval of Investment Advisory and Sub-Advisory Agreements

March 31, 2021 (unaudited)

Approval of Investment Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of Conversus StepStone Private Markets (the “Fund”) held on January 29, 2020 (the “Meeting”), the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Fund (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously voted to approve for an initial two-year period each of the following: (i) an investment advisory agreement by and between StepStone Conversus LLC (the “Adviser”) and the Fund (the “Advisory Agreement”); and (ii) a separate sub-advisory agreement by and among StepStone Group LP (the “Sub-Adviser” and collectively with the Adviser, the “Advisers”), the Adviser and the Fund (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”).

In connection with their consideration of whether to approve the Agreements, the Board received and reviewed information provided by the Advisers relating to the Fund, the Agreements and the Advisers, including comparative fee and expense information and other information regarding the respective nature, extent and quality of services to be provided by each Adviser under the Agreements. The materials provided to the Board generally included, among other items: (i) information on the Fund’s management fees and other expenses, including information comparing the management fees to be paid by the Fund to those of a peer group of funds; (ii) information about each Adviser’s estimated profitability with respect to the Agreements; (iii) a memorandum prepared by each Adviser in response to a request submitted by legal counsel to the Funds (each, a “Response Memorandum”), including a description of each Adviser’s business, a copy of each Adviser’s Form ADV, and certain other information about each Adviser to be considered in connection with the review by the members of the Board; and (iv) a memorandum from legal counsel to the Funds on the responsibilities of the Board in considering for approval investment advisory and investment sub-advisory arrangements under the 1940 Act. The Board, including the Fund’s Independent Trustees, also considered other matters such as: (i) the Fund’s investment objective and strategies; (ii) the Advisers’ investment personnel and operations, including the personnel and other resources devoted to the Fund; (iii) the Advisers’ financial results and financial condition; (iv) the resources to be devoted to the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies and procedures; (v) the Advisers’ policies with respect to allocation of investments and seeking best execution; and (vi) possible conflicts of interest. Throughout the process, the Board had the opportunity to ask questions of and request additional materials from the Advisers.

In determining whether to approve the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. The Board, including the Independent Trustees, did not identify any single factor as determinative. Individual members of the Board may have evaluated the information presented differently from one another, giving different weights to various factors in considering whether to approve the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements and, throughout the evaluation process, the Board was assisted by counsel for the Fund. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the Agreements is provided below.

Advisory Agreement

Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Advisory Agreement included the factors listed below.

The nature, extent and quality of the services to be provided to the Fund under the Advisory Agreement. The Board considered the responsibilities the Adviser would have under the Advisory Agreement, and the services that would be provided by the Adviser to the Fund, including, without limitation, the management, oversight, operational, and governance services that the Adviser and its employees would provide to the Fund, the services already provided by the Adviser related to organizing the Fund, the Adviser’s coordination of services for the Fund by its service providers, its compliance procedures and practices, and its efforts to promote the Fund. The Board also considered the background and experience of the Adviser’s senior management personnel. The Board noted that certain of the Fund’s officers are

Conversus StepStone Private Markets

Approval of Investment Advisory and Sub-Advisory Agreements

March 31, 2021 (unaudited) (continued)

employees of the Adviser or its affiliates and serve the Fund without additional compensation from the Fund. The Board further considered information regarding the Adviser’s program designed to ensure compliance with federal securities and other applicable laws and the Adviser’s risk management processes. After reviewing the foregoing information and further information in the Adviser’s Response Memorandum (which included, among other information, descriptions of the Adviser’s business and the Adviser’s Form ADV) and discussing the Adviser’s proposed services to the Fund, the Board concluded that the quality, extent, and nature of the services proposed to be provided by the Adviser would be satisfactory and appropriate for the Fund.

Investment management capabilities and experiences of the Adviser. The Board considered the quality of the services to be provided and the quality of the Adviser’s resources that are available to the Fund. The Board evaluated the Adviser’s advisory, operational, governance, distribution, legal, compliance, and risk management services, among other services, and information the Board received regarding the experience and professional qualifications of the Adviser’s key personnel and the size and functions of its staff. The Board noted that, while the Adviser is newly formed, it is a wholly owned subsidiary of the Sub-Adviser. It was noted that the Adviser leverages the infrastructure of the Sub-Adviser to support its operations, which includes working closely with key personnel of the Sub-Adviser. After consideration of these factors, the Board determined that the Adviser would be an appropriate investment advisor for the Fund.

Performance. The Board considered that the Fund had no operational history and that its performance was not a factor at this time in deciding whether to approve the Advisory Agreement.

Cost of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund. The Board examined and evaluated the fee arrangement between the Adviser and the Fund under the proposed Advisory Agreement, including as compared with the fees and expenses of certain unaffiliated closed-end funds operated as tender funds considered by the Adviser to have similar investment objectives and strategies to the Fund (the “Peer Group”). The Board considered information about the Adviser’s estimated profitability with respect to the Fund, as well as the expected costs of services provided by the Adviser to the Fund. The Board received and reviewed information relating to the financial condition of the Adviser and its affiliates. The Board also considered potential benefits for the Adviser in managing the Fund, including promotion of the Adviser’s name and enhancement of its reputation in the industry. Upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Adviser by the Fund are appropriate and representative of arm’s-length negotiations.

Economies of Scale. The Board considered the size and growth prospects of the Fund and how it relates to the structure of the Fund’s management fee schedule, which does not include breakpoints. The Board considered that the Fund’s growth prospects were uncertain and concluded that it would be premature to consider economies of scale as a factor in approving the Advisory Agreement at the present time.

Comparison of fees to be paid to those under other investment advisory contracts. In evaluating the management fees and expenses, the Board considered the Fund’s management fees in absolute terms and as compared with the fees and expenses of the Peer Group. Based upon the comparative fee information provided, the Board noted that the Fund’s management fees were below the Peer Group’s average. The Board also considered the Adviser’s commitment pursuant to the expense limitation agreement with the Fund whereby the Adviser would agree to pay, absorb, or reimburse the Fund’s aggregate monthly ordinary operating expenses, excluding certain specified expenses, in order to limit the operating expenses of each share class of the Fund to 1.00%, on an annualized basis, of the month-end net asset value of such share class. The Board considered the level of the Fund’s management fees in light of the level of service expected to be received from the Adviser and the strategies to be employed in managing the Fund.

Benefits derived or to be derived by the Adviser from its relationship with the Fund. The Board considered “fall-out” or ancillary benefits that would accrue to the Adviser as a result of its relationship with the Fund (other than the advisory fee), including non-quantifiable reputational benefits. The Board noted in this regard that the Adviser continues to evaluate and pursue opportunities to provide advisory services to additional funds or other vehicles with overlapping investment strategies, and that the track record of the Fund may enhance the Adviser’s ability to market its services and win such mandates.

Conversus StepStone Private Markets

Approval of Investment Advisory and Sub-Advisory Agreements

March 31, 2021 (unaudited) (continued)

Sub-Advisory Agreement

Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Sub-Advisory Agreement included the factors listed below.

The nature, extent, and quality of the services to be provided to the Fund under the Sub-Advisory Agreement. The Board considered the responsibilities the Sub-Adviser would have under the Sub-Advisory Agreement and the services that would be provided by the Sub-Adviser including, without limitation, the investment advisory services and the Sub-Adviser’s compliance procedures and practices. The Board also considered the background, and experience of the Sub-Adviser’s senior management personnel and the qualifications, background, and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. After reviewing the foregoing information and further information in the materials, including the Sub-Adviser’s Response Memorandum (which included, among other information, descriptions of the Sub-Adviser’s business and the Sub-Adviser’s Form ADV), the Board concluded that the quality, extent, and nature of the services to be provided by the Sub-Adviser would be satisfactory and appropriate for the Fund.

The investment management capabilities and experience of the Sub-Adviser. The Board evaluated the investment management experience of the Sub-Adviser, noting that the Sub-Adviser currently manages accounts that use an investment strategy similar to that proposed for the Fund (although none of the accounts are registered investment companies). The Board also considered that the Fund will benefit from the scale and resources of the Sub-Adviser and its affiliates. It was noted that the Sub-Adviser was a global private markets specialist overseeing (together with its related advisors) approximately $280 billion of private capital allocations, including approximately $58 billion of assets under management as of September 30, 2019. The Board discussed with the Sub-Adviser the investment objective and strategies of the Fund and the Sub-Adviser’s plans for implementing the Fund’s strategies. After considering these factors, the Board determined that the Sub-Adviser would be an appropriate Sub-Adviser to the Fund.

Performance. The Board considered that the Fund had no operational history and that its performance was not a factor at this time in deciding whether to approve the Sub-Advisory Agreement.

The costs of the services to be provided and profits to be realized by the Sub-Adviser from its relationship with the Fund. The Board reviewed the proposed fee to be paid under the Sub-Advisory Agreement, which would not be paid by the Fund. The Board considered information about the Sub-Adviser’s estimated profitability with respect to the Fund, as well as the costs of services provided by the Sub-Adviser to the Fund. The Board received and reviewed information relating to the financial condition of the Sub-Adviser and its affiliates. Upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Sub-Adviser by the Adviser under the Sub-Advisory Agreement are appropriate and representative of arm’s-length negotiations.

Economies of Scale. The Board considered the size and growth prospects of the Fund and how it relates to the structure of the Fund’s management fee schedule, noting that the Adviser is responsible for the payment of sub-advisory fees to the Sub-Adviser. The Board considered that the Fund’s growth prospects were uncertain and concluded that it would be premature to consider economies of scale as a factor in approving the Sub-Advisory Agreement at the present time.

Other benefits to be derived by the Sub-Adviser from its relationship with the Fund. The Board considered “fall-out” or ancillary benefits that would accrue to the Sub-Adviser as a result of its relationship with the Fund (other than the sub-advisory fee), including non-quantifiable reputational benefits. The Board noted in this regard that the Sub-Adviser continues to evaluate and pursue opportunities to provide advisory services to additional funds or other vehicles with overlapping investment strategies, and that the track record of the Fund may enhance the Sub-Adviser’s ability to market its services and win such mandates.

***

Conversus StepStone Private Markets

Approval of Investment Advisory and Sub-Advisory Agreements

March 31, 2021 (unaudited) (continued)

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision on the approval of the Agreements. In reaching this conclusion, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. Based on the discussions and considerations at the Meeting, the Board, including the Independent Trustees, voted to approve the Agreements.

CON-AR-001-0100

Item 2.	Code of Ethics.

(a) The registrant (or the “Fund”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the code of ethics is filed herewith.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Mr. Tracy Schmidt who is independent as defined in Form N-CSR Item 3 (a)(2).

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a) The aggregate fees billed for the period ended March 31, 2021 (the registrant’s first period of operations) for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the period are $0.09 million.

Audit-Related Fees

(b) The aggregate fees billed for the period ended March 31, 2021 (the registrant’s first period of operations) for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0.

Tax Fees

(c) The aggregate fees billed for the period ended March 31, 2021 (the registrant’s first period of operations) for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are $0.03 million.

All Other Fees

(d) The aggregate fees billed for the period ended March 31, 2021 (the registrant’s first period of operations) for products and services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item are $0.

(e)(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee may, from time to time, delegate to one or more of its members who are “independent trustees” (as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) pre-approval authority for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees that are pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: (i) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided; (ii) such services were not recognized by the registrant at the time of engagement as non-audit services; and (iii) such services are promptly brought to the attention of the audit committee of the registrant, approved prior to the completion of the audit, and approved based upon a determination that the service is eligible for waiver.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable.

(c) 0%

(d) Not applicable.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the period ended March 31, 2021 were $0.5 million.

(h) The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to either the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) The Schedule of Investments in unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund’s investment adviser, StepStone Conversus LLC (the “Adviser”), has delegated proxy voting responsibility to StepStone Group LP (the “Sub-Adviser”). The Sub-Adviser’s exercise of this delegated proxy voting authority on behalf of the Fund is subject to the oversight of the Adviser.

The policies and procedures used by the Sub-Adviser to determine how to vote proxies relating to portfolio securities is set forth below:

PROXY VOTING POLICY

Pursuant to Rule 206(4)-6 and Rule 204-2 under the Investment Advisers Act of 1940 (the “Advisers Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Advisers Act, for an investment adviser to exercise voting authority with respect to client securities, unless (A) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (B) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (C) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

Voting Proxies

The Sub-Adviser is responsible for voting proxies on behalf of the Fund. The Sub-Adviser must vote proxies in a way that is consistent with the Sub-Adviser’s fiduciary duty to the Fund, and any investment policy of the Fund and maintain records of proxies voted, together with a brief explanation why votes were cast in a particular way.

The Sub-Adviser, as a matter of policy and as a fiduciary to the Fund, has responsibility for voting proxies for portfolio securities consistent with the best economic interest of the Fund. The Sub-Adviser’s policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as make information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

The Sub-Adviser has adopted the following procedures to implement the Sub-Adviser’s firm policy in regard to the Fund.

Voting Procedures

All investment professionals will forward any proxy materials received on behalf of the Fund to the Sub-Adviser’s Chief Compliance Officer, as applicable.

The Sub-Adviser’s Chief Compliance Officer, as applicable, will verify the Fund holds the security to which the proxy relates.

Absent material conflicts, the investment professionals responsible for the investment to which the proxy materials relate, in consultation with Sub-Adviser’s Chief Compliance Officer will determine how the Sub-Adviser should vote the proxy in accordance with applicable voting guidelines, complete the proxy, and vote the proxy in a timely and appropriate manner.

Voting Guidelines

The Sub-Adviser will vote proxies in the best interests of the Fund. The Sub-Adviser’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client or as documented in the file by Sub-Adviser’s Chief Compliance Officer, as applicable. Clients of the Sub-Adviser, outside of the Fund, are permitted to place reasonable restrictions on the Sub-Adviser’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

The Sub-Adviser will generally vote in favor of routine corporate housekeeping proposals such as to change capitalization (e.g., increase the authorized number of common or preferred shares of stock (to the extent there are not disproportionate voting rights per preferred share)), the election of directors, setting the time and place of the annual meeting, change of fiscal year, change of name, and selection of auditors absent conflicts of interest raised by an auditor’s non-audit services.

In the case of non-routine matters, voting decisions will generally be made in support of management, unless it is believed that such recommendation is not in the best interests of the Fund. On a case by case basis, the Sub-Adviser will decide non-routine matters, taking into account the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices. These matters include, but are not limited to, change of domicile, change in preemptive rights or cumulative voting rights, compensation plans, investment restrictions for social policy goals, precatory proposals, classification of the board of directors, poison pill proposals or amendments, recapitalizations, and super-majority voting.

The Sub-Adviser will abstain from voting if it is determined to be in the best interests of the Fund. In making such a determination, various factors will be considered, including, but not limited to, the costs associated with exercising the proxy (e.g., travel or translation costs) and any legal restrictions on trading resulting from the exercise of the proxy. In consultation with the Sub-Adviser’s Chief Compliance Officer, as applicable, the Sub-Adviser may also consider any special regulatory implications applicable to the client or the Sub-Adviser resulting from the exercise of the proxy.

Conflicts of Interest

The Sub-Adviser will identify any conflicts that exist between the interests of the Sub-Adviser and the client by reviewing the relationship of the Sub-Adviser with the issuer of each security to determine if the Sub-Adviser or any of its employees has any financial, business or personal relationship with the issuer.

If a material conflict of interest exists, the Sub-Adviser’s Chief Compliance Officer, as applicable, will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

The Sub-Adviser will maintain a record of the resolution of any conflict of interest.

Recordkeeping

The Sub-Adviser’s Chief Compliance Officer, as applicable, shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

•	These policies and procedures and any amendments.

•	Each proxy statement that the Sub-Adviser receives.

•	A record of each vote that the Sub-Adviser casts.

•

Any document the Sub-Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to the Sub-Adviser’s Chief Compliance Officer or proxy committee, if applicable.

•	A copy of each written request from the Board for information on how the Sub-Adviser voted the Fund’s proxies, and a copy of any written response.

Private Markets Investments

Investments in private markets are often subject to contractual agreements among the investors in the fund or company. If the Sub-Adviser has the authority to vote with respect to the interests, it will exercise its rights in accord with its contractual obligations and, if its vote is not constrained by contract, the Sub-Adviser will determine how to vote based on the principles described above. Records relating to the vote will be kept for the five-year retention period.

The registrant will file a Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31st of each year.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Fund Management

The following provides biographical information about the individuals who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Managers”) as of the date of this filing:

Thomas Keck

Thomas Keck is the Sub-Adviser’s head of research and portfolio management. He is also involved in the Firm’s responsible investing and risk management initiatives.

Prior to co-founding the Sub-Adviser, Mr. Keck was a managing director at Pacific Corporate Group, a private equity investment firm that oversaw over $15 billion of private equity commitments for institutional investors. Before that he was a principal with Blue Capital, a middle market buyout firm.

Mr. Keck graduated cum laude with a BA from the George Washington University and received his MBA with high honors from the University of Chicago Booth School of Business. He served in the US Navy as a Naval Flight Officer, receiving numerous decorations flying EA-6Bs off the USS Nimitz (CVN-68).

Michael Elio

Michael Elio is a member of the private equity team of the Sub-Adviser, leading the middle- and large-market buyouts and secondary funds sector teams. He is also involved in portfolio construction for many of the firm’s largest advisory clients, SMA clients, and high-net-worth distribution platforms.

Prior to joining the Sub-Adviser in 2014, Mr. Elio was a managing director at ILPA, where he led programs around research, standards and industry strategic priorities. Before that he was a partner and managing director at LP Capital Advisors where he led the firm’s Boston office and served as the lead consultant to North American and European institutional investors. Mr. Elio was the primary consultant for many of the firm’s largest clients including public and private pension plans committing more than $5 billion annually. He held several progressive positions in private equity, including vice president at State Street Corporation and vice president at Credit Suisse First Boston Private Equity, where he oversaw the funds management group.

(a)(2) Other Accounts Managed by Fund Management and Potential Conflicts of Interest

In addition to the Fund, Thomas Keck and Michael Elio are responsible for the day-to-day advisement of certain other accounts, as listed below (“Other Accounts”). The information below is provided as of March 31, 2021 and excludes accounts where the Sub-Adviser has advisory but not discretionary authority.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ billions)	Number of Accounts	Total Assets ($ billions)	Number of Accounts	Total Assets ($ billions)
Thomas Keck[1]	0	$0	25	$45.1	1	$2.0
Michael Elio[2]	0	$0	7	$1.9	14	$34.3

[1]	Includes 26 accounts with assets under advisement of approximately $47.1 billion that are subject to performance-based advisory fees.
[2]	Includes 7 accounts with assets under advisement of approximately $1.9 billion that are subject to performance-based advisory fees.

Conflicts of Interests. A potential conflict of interest may arise as a result of a Portfolio Manager’s provision of advisory services to Other Accounts. Other Accounts may pay higher management fees and/or performance fees than the Fund, and this could create an incentive for a Portfolio Manager to favor such funds in the allocation of investment opportunities.

The Sub-Adviser has implemented procedures that are designed to ensure that investment opportunities are allocated in a manner that: (i) treats all of its clients fairly and equitably; (ii) prevents conflict regarding allocation of investment opportunities among its clients; and (iii) complies with applicable regulatory requirements. For example, the Sub-Adviser uses an allocation methodology designed to allocate all investments ratably based on a defined allocation procedure. Notwithstanding the foregoing, an aggregated investment may be allocated on a different basis under certain circumstances depending on factors which include, but are not limited to, available cash, liquidity requirements, risk parameters and legal and/or regulatory requirements.

The Sub-Adviser and its investment personnel, including a Portfolio Manager, may hold investments in Other Accounts. This may create an incentive for the Sub-Adviser and its investment personnel to take investment actions based on those investment interests which might diverge, in some cases, from the interests of other clients or favor or disfavor certain funds over other funds. Any potential conflict that arises from these circumstances is mitigated by several factors, including: (i) the fact that the Sub-Adviser’s investment process is designed to achieve long-term capital appreciation as opposed to short-term profits and (ii) the fact that the allocation process is controlled by finance and compliance personnel for the Sub-Adviser.

(a)(3) Compensation Structure of Fund Management Team

The Sub-Adviser’s philosophy on compensation is to provide senior professionals incentives that are tied to both short-term and long-term performance of the firm. All investment professionals are salaried. Further, all investment professionals are eligible for a short-term incentive bonus each year that is discretionary and based upon the professional’s performance, as well as the performance of the business.

Compensation for the Portfolio Managers include, a salary, a discretionary bonus and certain retirement benefits from the Sub-Adviser. Additionally, each of the Portfolio Managers have equity interests in the Sub-Adviser and indirectly benefit from the success of the Fund based on their ownership interest.

(a)(4) Disclosure of Securities Ownership

The Fund is required to show the dollar amount range of each of Mr. Keck’s and Mr. Elio’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges to be disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As of March 31, 2021, Mr. Keck and Mr. Elio did not beneficially own shares of the Fund.

(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b) or 240.15d-15(b)).

(b) There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17CFR 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or were reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 13.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under 1940 Act (17 CFR 270.30a-2(a)), is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Conversus StepStone Private Markets

By (Signature and Title)	/s/ Robert W. Long
Robert W. Long
Trustee
Date: June 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Robert W. Long
Robert W. Long
President and Principal Executive Officer
Date: June 3, 2021

By (Signature and Title)	/s/ Timothy A. Smith
Timothy A. Smith
Treasurer and Principal Financial Officer
Date: June 3, 2021